UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): December 20, 2019

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $2.50 par value per share	ACNB	The NASDAQ Stock Market, LLC

CURRENT REPORT ON FORM 8-K

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On December 20, 2019, ACNB Corporation (“ACNB”) held a Special Meeting of Shareholders (the “Special Meeting”). A total of 7,074,539 shares of ACNB’s common stock were entitled to vote as of October 10, 2019, the record date for the Special Meeting. There were 4,198,253 shares present in person or by proxy at the Special Meeting, at which the shareholders were asked to vote on two (2) proposals. Set forth below are the matters acted upon by the shareholders at the Special Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Approval of Issuance of Shares of ACNB Common Stock

The shareholders voted to approve the issuance of shares of ACNB common stock in connection with the merger of Frederick County Bancorp, Inc. with and into ACNB South Acquisition Subsidiary, LLC, a wholly-owned subsidiary of ACNB, as contemplated by the Agreement and Plan of Reorganization, dated as of July 1, 2019, by and among ACNB, ACNB South Acquisition Subsidiary, LLC, ACNB Bank, Frederick County Bancorp, Inc. and Frederick County Bank. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

4,080,004	68,156	50,093	-0-

Proposal No. 2 – Adjournment or Postponement of Special Meeting

The shareholders voted to approve the proposal to adjourn or postpone the Special Meeting of Shareholders, if more time is needed, to allow ACNB to solicit additional votes in favor of issuance of shares of ACNB common stock in connection with the merger. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

3,855,770	276,343	66,140	-0-

ITEM 8.01	Other Events

On December 20, 2019, James P. Helt, President & Chief Executive Officer of the Registrant, made a presentation at the Special Meeting of Shareholders. A copy of the presentation slides is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 23, 2019, the Registrant issued a press release announcing the results of the Special Meeting of Shareholders. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Special Meeting Presentation Slides dated December 20, 2019.
99.2	Special Meeting Press Release dated December 23, 2019.

EXHIBIT INDEX

EXHIBIT NO.

99.1	Special Meeting Presentation Slides dated December 20, 2019.
99.2	Special Meeting Press Release dated December 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: December 23, 2019	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President/ Secretary & Chief Governance Officer